UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 18, 2005
(Date of Earliest Event Reported)

OLYMPIC CASCADE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12629 (Commission File Number)	36-4128138 (I.R.S. Employer Identification No.)

875 North Michigan Avenue, Suite 1560, Chicago, IL 60611
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 751-8833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

As a result of the continuing extensive strategic planning in connection with the previously announced Agreement and Plan of Merger, dated as of February 10, 2005 (the “Merger Agreement”) by and among Olympic Cascade Financial Corporation (the “Company”), FMFC Acquisition Corporation, a wholly owned subsidiary of the Company and First Montauk Financial Corp., on March 18, 2005 the Board of Directors of the Company determined to postpone until further notice the Annual Meeting of the Company’s shareholders that had been scheduled for 12:00 p.m. local time on March 22, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLYMPIC CASCADE FINANCIAL CORPORATION

By: /s/ Mark Goldwasser
Mark Goldwasser
President and Chief Executive Officer
Dated: March 18, 2005